                            CONQUEST INDUSTRIES INC.
                           6400 WEST GROSS POINT ROAD
                             NILES, ILLINOIS  60714





                              As of October 31, 1995



Mr. Stephen R. Feldman
c/o Feldman Radin & Co., P.C.
805 Third Avenue
New York, New York  10019


                    RE:  CONQUEST INDUSTRIES INC.
                         EXCHANGE OF INDEBTEDNESS FOR SHARES
                         OUR FILE NO. 4491.02


Dear Mr. Feldman:


         Reference is made to that certain letter agreement, dated
September __, 1995, by and between Conquest Industries Inc. (the "Company") and yourself (the "Agreement"), whereby you agreed to exchange $87,000 of Company indebtedness due you for an aggregate of 43,500 shares of the Company's common stock, which shares the Company agreed to register under the Securities Act of 1933, as amended (the "Act"). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Agreement.

         By execution of this letter agreement you hereby agree to amend the Agreement as follows:

         1. Section 3 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 3:

             "Your agreement to purchase all or any portion of the Subject Shares, as evidenced by your execution of this letter, shall be irrevocable."

         2. Section 4 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 4:

             "Certificates representing the Subject Shares shall be issued to you promptly upon your execution of this

             Agreement, as amended. Such Subject Shares shall initially bear a legend indicating that such shares are restricted securities under the Act."

         If you are in accord with the foregoing, then the Company respectfully requests that you confirm same by countersigning a counterpart copy of this letter in the space provided and returning it via facsimile to our counsel, Solomon, Fornari, Weiss & Moskowitz, P.C., attention Stephen A. Weiss (fax no. 212-246-2561), by Tuesday, November 7, 1995.

         In the event that you do not return this letter agreement to our counsel by November 7, 1995, the Company will be unable to fulfill its obligations under the Agreement and, therefore, pursuant to Section 7 of the Agreement, the Company's offer of the Subject Shares to you shall be withdrawn.


                                   Very truly yours,

                                   CONQUEST INDUSTRIES INC.



                                   By:
                                      ----------------------------
                                      Jerry Karlik
                                      Chief Financial Officer


Acknowledged, Confirmed
and Agreed To:


     /s/ STEPHEN R. FELDMAN
-------------------------------------
     Stephen R. Feldman

                             CONQUEST INDUSTRIES INC.
                            6400 WEST GROSS POINT ROAD
                              NILES, ILLINOIS  60714





                                        As of October 31, 1995



Potter Anderson & Corroon
Delaware Trust Building
Wilmington, DE  19801
Attention: Robert Payson, Esq.


                              RE:      CONQUEST INDUSTRIES INC.
                                       EXCHANGE OF INDEBTEDNESS FOR SHARES
                                       OUR FILE NO. 4491.02


Gentlemen:


         Reference is made to that certain letter agreement, dated June 30, 1995, by and between Conquest Industries Inc. (the "Company") and yourself (the "Agreement"), whereby you agreed to exchange $21,034 of Company indebtedness due you for an aggregate of 10,517 shares of the Company's common stock, which shares the Company agreed to register under the Securities Act of 1933, as amended (the "Act"). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Agreement.

         By execution of this letter agreement you hereby agree to amend the Agreement as follows:

         1. Section 3 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 3:

             "Your agreement to purchase all or any portion of the Subject Shares, as evidenced by your execution of this letter, shall be irrevocable."

         2. Section 4 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 4:

             "Certificates representing the Subject Shares shall be issued to you promptly upon your execution of this Agreement, as amended. Such Subject Shares shall initially bear a legend indicating that such shares are restricted securities under the Act."

         If you are in accord with the foregoing, then the Company respectfully requests that you confirm same by countersigning a counterpart copy of this letter in the space provided and returning it via facsimile to our counsel, Solomon, Fornari, Weiss & Moskowitz, P.C., attention Stephen A. Weiss (fax no. 212-246-2561), by Tuesday, November 7, 1995.

         In the event that you do not return this letter agreement to our counsel by November 7, 1995, the Company will be unable to fulfill its obligations under the Agreement and, therefore, pursuant to Section 7 of the Agreement, the Company's offer of the Subject Shares to you shall be withdrawn.


                                                Very truly yours,

                                                CONQUEST INDUSTRIES INC.



                                                 By:
                                                    -------------------------
                                                    Jerry Karlik
                                                    Chief Financial Officer


Acknowledged, Confirmed
and Agreed To:

POTTER ANDERSON & CORROON



By:
   ------------------------------------

                            CONQUEST INDUSTRIES INC.
                           6400 WEST GROSS POINT ROAD
                             NILES, ILLINOIS  60714





                                        As of October 31, 1995



Mark Gasarch, Esq.
c/o Scheichet & Davis
505 Park Avenue
New York, New York  10022


                                 RE:      CONQUEST INDUSTRIES INC.
                                          EXCHANGE OF INDEBTEDNESS FOR SHARES
                                          OUR FILE NO. 4491.02


Gentlemen:


         Reference is made to that certain letter agreement, dated June 30, 1995, by and between Conquest Industries Inc. (the "Company") and yourself (the "Agreement"), whereby you agreed to exchange $31,000 of Company indebtedness due you for an aggregate of 15,500 shares of the Company's common stock, which shares the Company agreed to register under the Securities Act of 1933, as amended (the "Act"). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Agreement.

         By execution of this letter agreement you hereby agree to amend the Agreement as follows:

         1. Section 3 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 3:

             "Your agreement to purchase all or any portion of the Subject Shares, as evidenced by your execution of this letter, shall be irrevocable."

         2. Section 4 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 4:

             "Certificates representing the Subject Shares shall be issued to you promptly upon your execution of this Agreement, as amended. Such Subject Shares shall initially bear a legend indicating that such shares are restricted securities under the Act."

         If you are in accord with the foregoing, then the Company respectfully requests that you confirm same by countersigning a counterpart copy of this letter in the space provided and returning it via facsimile to our counsel, Solomon, Fornari, Weiss & Moskowitz, P.C., attention Stephen A. Weiss (fax no. 212-246-2561), by Tuesday, November 7, 1995.

         In the event that you do not return this letter agreement to our counsel by November 7, 1995, the Company will be unable to fulfill its obligations under the Agreement and, therefore, pursuant to Section 7 of the Agreement, the Company's offer of the Subject Shares to you shall be withdrawn.


                                                Very truly yours,

                                                CONQUEST INDUSTRIES INC.



                                                By:
                                                   ----------------------------
                                                   Jerry Karlik
                                                   Chief Financial Officer


Acknowledged, Confirmed
and Agreed To:



By:
   -----------------------------------
         Mark Gasarch

                            CONQUEST INDUSTRIES INC.
                           6400 WEST GROSS POINT ROAD
                             NILES, ILLINOIS  60714





                                        As of October 31, 1995



Kronish, Lieb, Weiner & Hellman, L.L.P.
1114 Avenue of the Americas
New York, New York  10022
Attn: Ralph Sutcliffe, Esq.


                                  RE:      CONQUEST INDUSTRIES INC.
                                           EXCHANGE OF INDEBTEDNESS FOR SHARES
                                           OUR FILE NO. 4491.02


Gentlemen:


         Reference is made to that certain letter agreement, dated June 30, 1995, by and between Conquest Industries Inc. (the "Company") and yourself (the "Agreement"), whereby you agreed to exchange $279,597 of Company indebtedness due you for an aggregate of 139,798 shares of the Company's common stock, which shares the Company agreed to register under the Securities Act of 1933, as amended (the "Act"). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Agreement.

         By execution of this letter agreement you hereby agree to amend the Agreement as follows:

         1. Section 3 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 3:

             "Your agreement to purchase all or any portion of the Subject Shares, as evidenced by your execution of this letter, shall be irrevocable."

         2. Section 4 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 4:

             "Certificates representing the Subject Shares shall be issued to you promptly upon your execution of this

             Agreement, as amended. Such Subject Shares shall initially bear a legend indicating that such shares are restricted securities under the Act."

         If you are in accord with the foregoing, then the Company respectfully requests that you confirm same by countersigning a counterpart copy of this letter in the space provided and returning it via facsimile to our counsel, Solomon, Fornari, Weiss & Moskowitz, P.C., attention Stephen A. Weiss (fax no. 212-246-2561), by Tuesday, November 7, 1995.

         In the event that you do not return this letter agreement to our counsel by November 7, 1995, the Company will be unable to fulfill its obligations under the Agreement and, therefore, pursuant to Section 7 of the Agreement, the Company's offer of the Subject Shares to you shall be withdrawn.


                                             Very truly yours,

                                             CONQUEST INDUSTRIES INC.



                                             By:
                                                ------------------------------
                                                Jerry Karlik
                                                Chief Financial Officer


Acknowledged, Confirmed
and Agreed To:

KRONISH, LIEB, WEINER & HELLMAN, L.L.P.



By:
   -------------------------------------
   Ralph Sutcliffe, Member

                            CONQUEST INDUSTRIES INC.
                           6400 WEST GROSS POINT ROAD
                             NILES, ILLINOIS  60714





                                        As of October 31, 1995



Judson Enterprises, Ltd.
18 Broadway
Niantic, Connecticut  06357
Attn: John McGill, Vice President


                                  RE:      CONQUEST INDUSTRIES INC.
                                           EXCHANGE OF INDEBTEDNESS FOR SHARES
                                           OUR FILE NO. 4491.02


Gentlemen:


         Reference is made to that certain letter agreement, dated June 30, 1995, by and between Conquest Industries Inc. (the "Company") and yourself (the "Agreement"), whereby you agreed to exchange $2,000 of Company indebtedness due you for an aggregate of 1,000 shares of the Company's common stock, which shares the Company agreed to register under the Securities Act of 1933, as amended (the "Act"). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Agreement.

         By execution of this letter agreement you hereby agree to amend the Agreement as follows:

         1. Section 3 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 3:

             "Your agreement to purchase all or any portion of the Subject Shares, as evidenced by your execution of this letter, shall be irrevocable."

         2. Section 4 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 4:

             "Certificates representing the Subject Shares shall be issued to you promptly upon your execution of this Agreement, as amended. Such Subject Shares shall initially bear a legend indicating that such shares are restricted securities under the Act."

         If you are in accord with the foregoing, then the Company respectfully requests that you confirm same by countersigning a counterpart copy of this letter in the space provided and returning it via facsimile to our counsel, Solomon, Fornari, Weiss & Moskowitz, P.C., attention Stephen A. Weiss (fax no. 212-246-2561), by Tuesday, November 7, 1995.

         In the event that you do not return this letter agreement to our counsel by November 7, 1995, the Company will be unable to fulfill its obligations under the Agreement and, therefore, pursuant to Section 7 of the Agreement, the Company's offer of the Subject Shares to you shall be withdrawn.


                                                Very truly yours,

                                                CONQUEST INDUSTRIES INC.



                                                By:
                                                   ---------------------------
                                                   Jerry Karlik
                                                   Chief Financial Officer


Acknowledged, Confirmed
and Agreed To:

JUDSON ENTERPRISES, LTD.



By:
   -------------------------------------
   John McGill, Vice President

                            CONQUEST INDUSTRIES INC.
                           6400 WEST GROSS POINT ROAD
                             NILES, ILLINOIS  60714





                                        As of October 31, 1995



Lew Lieberbaum & Co., Inc.
600 Old Country Road
Suite 518
Garden City, New York  11530
Attn: Leonard A. Neuhaus, CFO


                                  RE:      CONQUEST INDUSTRIES INC.
                                           EXCHANGE OF INDEBTEDNESS FOR SHARES
                                           OUR FILE NO. 4491.02


Gentlemen:


         Reference is made to that certain letter agreement, dated June 30, 1995, by and between Conquest Industries Inc. (the "Company") and yourself (the "Agreement"), whereby you agreed to exchange $108,000 of Company indebtedness due you for an aggregate of 75,000 shares of the Company's common stock, which shares the Company agreed to register under the Securities Act of 1933, as amended (the "Act"). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Agreement.

         By execution of this letter agreement you hereby agree to amend the Agreement as follows:

         1. Section 3 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 3:

             "Your agreement to purchase all or any portion of the Subject Shares, as evidenced by your execution of this letter, shall be irrevocable."

         2. Section 4 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 4:

             "Certificates representing the Subject Shares shall be issued to you promptly upon your execution of this

             Agreement, as amended. Such Subject Shares shall initially bear a legend indicating that such shares are restricted securities under the Act."

         If you are in accord with the foregoing, then the Company respectfully requests that you confirm same by countersigning a counterpart copy of this letter in the space provided and returning it via facsimile to our counsel, Solomon, Fornari, Weiss & Moskowitz, P.C., attention Stephen A. Weiss (fax no. 212-246-2561), by Tuesday, November 7, 1995.

         In the event that you do not return this letter agreement to our counsel by November 7, 1995, the Company will be unable to fulfill its obligations under the Agreement and, therefore, pursuant to Section 7 of the Agreement, the Company's offer of the Subject Shares to you shall be withdrawn.


                                                 Very truly yours,

                                                 CONQUEST INDUSTRIES INC.



                                                 By:
                                                    ---------------------------
                                                    Jerry Karlik
                                                    Chief Financial Officer


Acknowledged, Confirmed
and Agreed To:

LEW LIEBERBAUM & CO., INC.



By:
   -------------------------------------
   Leonard A. Newhaus, CFO

                            CONQUEST INDUSTRIES INC.
                           6400 WEST GROSS POINT ROAD
                             NILES, ILLINOIS  60714





                                        As of October 31, 1995



Packquisition Corp.
c/o Elliot Fishman, Esq.
2222 Avenue X
Brooklyn, New York  11235


                                  RE:      CONQUEST INDUSTRIES INC.
                                           EXCHANGE OF INDEBTEDNESS FOR SHARES
                                           OUR FILE NO. 4491.02


Gentlemen:


         Reference is made to that certain letter agreement, dated July 10, 1995, by and between Conquest Industries Inc. (the "Company") and yourself (the "Agreement"), whereby you agreed to exchange $65,000 of Company indebtedness due you for an aggregate of 32,500 shares of the Company's common stock, which shares the Company agreed to register under the Securities Act of 1933, as amended (the "Act"). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Agreement.

         By execution of this letter agreement you hereby agree to amend the Agreement as follows:

         1. Section 3 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 3:

             "Your agreement to purchase all or any portion of the Subject Shares, as evidenced by your execution of this letter, shall be irrevocable."

         2. Section 4 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 4:

             "Certificates representing the Subject Shares shall be issued to you promptly upon your execution of this Agreement, as amended. Such Subject Shares shall initially bear a legend indicating that such shares are restricted securities under the Act."

         If you are in accord with the foregoing, then the Company respectfully requests that you confirm same by countersigning a counterpart copy of this letter in the space provided and returning it via facsimile to our counsel, Solomon, Fornari, Weiss & Moskowitz, P.C., attention Stephen A. Weiss (fax no. 212-246-2561), by Tuesday, November 7, 1995.

         In the event that you do not return this letter agreement to our counsel by November 7, 1995, the Company will be unable to fulfill its obligations under the Agreement and, therefore, pursuant to Section 7 of the Agreement, the Company's offer of the Subject Shares to you shall be withdrawn.


                                                 Very truly yours,

                                                 CONQUEST INDUSTRIES INC.



                                                 By:
                                                    ---------------------------
                                                    Jerry Karlik
                                                    Chief Financial Officer


Acknowledged, Confirmed
and Agreed To:

PACKQUISITION CORP.



By:
   -----------------------------------
   Joseph H. Weiss, President

                            CONQUEST INDUSTRIES INC.
                           6400 WEST GROSS POINT ROAD
                             NILES, ILLINOIS  60714





                                        As of October 31, 1995



Schneck, Weltman, Hashmall & Mischel, LLP
1285 Avenue of the Americas
New York, New York  10019
Attn: Felice Mischel, Esq.


                                  RE:      CONQUEST INDUSTRIES INC.
                                           EXCHANGE OF INDEBTEDNESS FOR SHARES
                                           OUR FILE NO. 4491.02


Gentlemen:


         Reference is made to that certain letter agreement, dated June 30, 1995, by and between Conquest Industries Inc. (the "Company") and yourself (the "Agreement"), whereby you agreed to exchange $279,597 of Company indebtedness due you for an aggregate of 139,798 shares of the Company's common stock, which shares the Company agreed to register under the Securities Act of 1933, as amended (the "Act"). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Agreement.

         By execution of this letter agreement you hereby agree to amend the Agreement as follows:

         1. Section 3 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 3:

             "Your agreement to purchase all or any portion of the Subject Shares, as evidenced by your execution of this letter, shall be irrevocable."

         2. Section 4 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 4:

             "Certificates representing the Subject Shares shall be issued to you promptly upon your execution of this

             Agreement, as amended. Such Subject Shares shall initially bear a legend indicating that such shares are restricted securities under the Act."

         If you are in accord with the foregoing, then the Company respectfully requests that you confirm same by countersigning a counterpart copy of this letter in the space provided and returning it via facsimile to our counsel, Solomon, Fornari, Weiss & Moskowitz, P.C., attention Stephen A. Weiss (fax no. 212-246-2561), by Tuesday, November 7, 1995.

         In the event that you do not return this letter agreement to our counsel by November 7, 1995, the Company will be unable to fulfill its obligations under the Agreement and, therefore, pursuant to Section 7 of the Agreement, the Company's offer of the Subject Shares to you shall be withdrawn.


                                                 Very truly yours,

                                                 CONQUEST INDUSTRIES INC.



                                                 By:
                                                    ----------------------------
                                                    Jerry Karlik
                                                    Chief Financial Officer


Acknowledged, Confirmed
and Agreed To:

SCHNECK, WELTMAN, HASHMALL & MISCHEL, LLP.



By:
   -------------------------------------

                            CONQUEST INDUSTRIES INC.
                           6400 WEST GROSS POINT ROAD
                             NILES, ILLINOIS  60714





                                        As of October 31, 1995



Mr. Steven Sherb
c/o Feldman Radin & Co., P.C.
805 Third Avenue
New York, New York  10019


                                  RE:      CONQUEST INDUSTRIES INC.
                                           EXCHANGE OF INDEBTEDNESS FOR SHARES
                                           OUR FILE NO. 4491.02


Dear Mr. Sherb:


         Reference is made to that certain letter agreement, dated September 13, 1995, by and between Conquest Industries Inc. (the "Company") and yourself (the "Agreement"), whereby you agreed to exchange $20,000 of Company indebtedness due you for an aggregate of 10,000 shares of the Company's common stock, which shares the Company agreed to register under the Securities Act of 1933, as amended (the "Act"). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Agreement.

         By execution of this letter agreement you hereby agree to amend the Agreement as follows:

         1. Section 3 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 3:

             "Your agreement to purchase all or any portion of the Subject Shares, as evidenced by your execution of this letter, shall be irrevocable."

         2. Section 4 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 4:

             "Certificates representing the Subject Shares shall be issued to you promptly upon your execution of this

             Agreement, as amended. Such Subject Shares shall initially bear a legend indicating that such shares are restricted securities under the Act."

         If you are in accord with the foregoing, then the Company respectfully requests that you confirm same by countersigning a counterpart copy of this letter in the space provided and returning it via facsimile to our counsel, Solomon, Fornari, Weiss & Moskowitz, P.C., attention Stephen A. Weiss (fax no. 212-246-2561), by Tuesday, November 7, 1995.

         In the event that you do not return this letter agreement to our counsel by November 7, 1995, the Company will be unable to fulfill its obligations under the Agreement and, therefore, pursuant to Section 7 of the Agreement, the Company's offer of the Subject Shares to you shall be withdrawn.


                                                 Very truly yours,

                                                 CONQUEST INDUSTRIES INC.



                                                 By:
                                                    ---------------------------
                                                    Jerry Karlik
                                                    Chief Financial Officer


Acknowledged, Confirmed
and Agreed To:



------------------------------------
         Steven Sherb

                            CONQUEST INDUSTRIES INC.
                           6400 WEST GROSS POINT ROAD
                             NILES, ILLINOIS  60714





                                        As of October 31, 1995



Mr. Paul Ehrlich
c/o Feldman Radin & Co., P.C.
805 Third Avenue
New York, New York  10019


                                  RE:      CONQUEST INDUSTRIES INC.
                                           EXCHANGE OF INDEBTEDNESS FOR SHARES
                                           OUR FILE NO. 4491.02


Dear Mr. Ehrlich:


         Reference is made to that certain letter agreement, dated September 12, 1995, by and between Conquest Industries Inc. (the "Company") and yourself (the "Agreement"), whereby you agreed to exchange $16,000 of Company indebtedness due you for an aggregate of 8,000 shares of the Company's common stock, which shares the Company agreed to register under the Securities Act of 1933, as amended (the "Act"). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Agreement.

         By execution of this letter agreement you hereby agree to amend the Agreement as follows:

         1. Section 3 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 3:

             "Your agreement to purchase all or any portion of the Subject Shares, as evidenced by your execution of this letter, shall be irrevocable."

         2. Section 4 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 4:

             "Certificates representing the Subject Shares shall be issued to you promptly upon your execution of this

             Agreement, as amended. Such Subject Shares shall initially bear a legend indicating that such shares are restricted securities under the Act."

         If you are in accord with the foregoing, then the Company respectfully requests that you confirm same by countersigning a counterpart copy of this letter in the space provided and returning it via facsimile to our counsel, Solomon, Fornari, Weiss & Moskowitz, P.C., attention Stephen A. Weiss (fax no. 212-246-2561), by Tuesday, November 7, 1995.

         In the event that you do not return this letter agreement to our counsel by November 7, 1995, the Company will be unable to fulfill its obligations under the Agreement and, therefore, pursuant to Section 7 of the Agreement, the Company's offer of the Subject Shares to you shall be withdrawn.


                                                 Very truly yours,

                                                 CONQUEST INDUSTRIES INC.



                                                 By:
                                                    ---------------------------
                                                    Jerry Karlik
                                                    Chief Financial Officer


Acknowledged, Confirmed
and Agreed To:



-----------------------------------
         Paul Ehrlich

                            CONQUEST INDUSTRIES INC.
                           6400 WEST GROSS POINT ROAD
                             NILES, ILLINOIS  60714





                                        As of October 31, 1995



Mr. Arthur Radin
c/o Feldman Radin & Co., P.C.
805 Third Avenue
New York, New York  10019


                                  RE:      CONQUEST INDUSTRIES INC.
                                           EXCHANGE OF INDEBTEDNESS FOR SHARES
                                           OUR FILE NO. 4491.02


Dear Mr. Radin:


         Reference is made to that certain letter agreement, dated September 12, 1995, by and between Conquest Industries Inc. (the "Company") and yourself (the "Agreement"), whereby you agreed to exchange $87,000 of Company indebtedness due you for an aggregate of 43,500 shares of the Company's common stock, which shares the Company agreed to register under the Securities Act of 1933, as amended (the "Act"). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Agreement.

         By execution of this letter agreement you hereby agree to amend the Agreement as follows:

         1. Section 3 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 3:

             "Your agreement to purchase all or any portion of the Subject Shares, as evidenced by your execution of this letter, shall be irrevocable."

         2. Section 4 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 4:

             "Certificates representing the Subject Shares shall be issued to you promptly upon your execution of this

             Agreement, as amended. Such Subject Shares shall initially bear a legend indicating that such shares are restricted securities under the Act."

         If you are in accord with the foregoing, then the Company respectfully requests that you confirm same by countersigning a counterpart copy of this letter in the space provided and returning it via facsimile to our counsel, Solomon, Fornari, Weiss & Moskowitz, P.C., attention Stephen A. Weiss (fax no. 212-246-2561), by Tuesday, November 7, 1995.

         In the event that you do not return this letter agreement to our counsel by November 7, 1995, the Company will be unable to fulfill its obligations under the Agreement and, therefore, pursuant to Section 7 of the Agreement, the Company's offer of the Subject Shares to you shall be withdrawn.


                                                 Very truly yours,

                                                 CONQUEST INDUSTRIES INC.



                                                 By:
                                                    --------------------------
                                                    Jerry Karlik
                                                    Chief Financial Officer


Acknowledged, Confirmed
and Agreed To:



----------------------------------
         Arthur Radin

                            CONQUEST INDUSTRIES INC.
                           6400 WEST GROSS POINT ROAD
                             NILES, ILLINOIS  60714





                                        As of October 31, 1995



Mr. Elliot Glass
c/o Feldman Radin & Co., P.C.
805 Third Avenue
New York, New York  10019


                                  RE:      CONQUEST INDUSTRIES INC.
                                           EXCHANGE OF INDEBTEDNESS FOR SHARES
                                           OUR FILE NO. 4491.02


Dear Mr. Glass:


         Reference is made to that certain letter agreement, dated September 13, 1995, by and between Conquest Industries Inc. (the "Company") and yourself (the "Agreement"), whereby you agreed to exchange $25,000 of Company indebtedness due you for an aggregate of 12,500 shares of the Company's common stock, which shares the Company agreed to register under the Securities Act of 1933, as amended (the "Act"). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Agreement.

         By execution of this letter agreement you hereby agree to amend the Agreement as follows:

         1. Section 3 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 3:

             "Your agreement to purchase all or any portion of the Subject Shares, as evidenced by your execution of this letter, shall be irrevocable."

         2. Section 4 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 4:

             "Certificates representing the Subject Shares shall be issued to you promptly upon your execution of this

             Agreement, as amended. Such Subject Shares shall initially bear a legend indicating that such shares are restricted securities under the Act."

         If you are in accord with the foregoing, then the Company respectfully requests that you confirm same by countersigning a counterpart copy of this letter in the space provided and returning it via facsimile to our counsel, Solomon, Fornari, Weiss & Moskowitz, P.C., attention Stephen A. Weiss (fax no. 212-246-2561), by Tuesday, November 7, 1995.

         In the event that you do not return this letter agreement to our counsel by November 7, 1995, the Company will be unable to fulfill its obligations under the Agreement and, therefore, pursuant to Section 7 of the Agreement, the Company's offer of the Subject Shares to you shall be withdrawn.


                                                 Very truly yours,

                                                 CONQUEST INDUSTRIES INC.



                                                 By:
                                                    --------------------------
                                                    Jerry Karlik
                                                    Chief Financial Officer


Acknowledged, Confirmed
and Agreed To:



----------------------------------
         Elliot Glass

                            CONQUEST INDUSTRIES INC.
                           6400 WEST GROSS POINT ROAD
                             NILES, ILLINOIS  60714





                                        As of October 31, 1995



Ms. Marsha Ellowitz
c/o Feldman Radin & Co., P.C.
805 Third Avenue
New York, New York  10019


                                  RE:      CONQUEST INDUSTRIES INC.
                                           EXCHANGE OF INDEBTEDNESS FOR SHARES
                                           OUR FILE NO. 4491.02


Dear Ms. Ellowitz:


         Reference is made to that certain letter agreement, dated September 13, 1995, by and between Conquest Industries Inc. (the "Company") and yourself (the "Agreement"), whereby you agreed to exchange $10,000 of Company indebtedness due you for an aggregate of 5,000 shares of the Company's common stock, which shares the Company agreed to register under the Securities Act of 1933, as amended (the "Act"). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Agreement.

         By execution of this letter agreement you hereby agree to amend the Agreement as follows:

         1. Section 3 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 3:

             "Your agreement to purchase all or any portion of the Subject Shares, as evidenced by your execution of this letter, shall be irrevocable."

         2. Section 4 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 4:

             "Certificates representing the Subject Shares shall be issued to you promptly upon your execution of this

             Agreement, as amended. Such Subject Shares shall initially bear a legend indicating that such shares are restricted securities under the Act."

         If you are in accord with the foregoing, then the Company respectfully requests that you confirm same by countersigning a counterpart copy of this letter in the space provided and returning it via facsimile to our counsel, Solomon, Fornari, Weiss & Moskowitz, P.C., attention Stephen A. Weiss (fax no. 212-246-2561), by Tuesday, November 7, 1995.

         In the event that you do not return this letter agreement to our counsel by November 7, 1995, the Company will be unable to fulfill its obligations under the Agreement and, therefore, pursuant to Section 7 of the Agreement, the Company's offer of the Subject Shares to you shall be withdrawn.


                                                 Very truly yours,

                                                 CONQUEST INDUSTRIES INC.



                                                 By:
                                                    --------------------------
                                                    Jerry Karlik
                                                    Chief Financial Officer


Acknowledged, Confirmed
and Agreed To:



-------------------------------------
         Marsha Ellowitz

                            CONQUEST INDUSTRIES INC.
                           6400 WEST GROSS POINT ROAD
                             NILES, ILLINOIS  60714





                                        As of October 31, 1995



Mr. Carl Vogt
c/o Feldman Radin & Co., P.C.
805 Third Avenue
New York, New York  10019


                                  RE:      CONQUEST INDUSTRIES INC.
                                           EXCHANGE OF INDEBTEDNESS FOR SHARES
                                           OUR FILE NO. 4491.02


Dear Mr. Vogt:


         Reference is made to that certain letter agreement, dated September 13, 1995, by and between Conquest Industries Inc. (the "Company") and yourself (the "Agreement"), whereby you agreed to exchange $5,000 of Company indebtedness due you for an aggregate of 2,500 shares of the Company's common stock, which shares the Company agreed to register under the Securities Act of 1933, as amended (the "Act"). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Agreement.

         By execution of this letter agreement you hereby agree to amend the Agreement as follows:

         1. Section 3 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 3:

             "Your agreement to purchase all or any portion of the Subject Shares, as evidenced by your execution of this letter, shall be irrevocable."

         2. Section 4 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 4:

             "Certificates representing the Subject Shares shall be issued to you promptly upon your execution of this

             Agreement, as amended. Such Subject Shares shall initially bear a legend indicating that such shares are restricted securities under the Act."

         If you are in accord with the foregoing, then the Company respectfully requests that you confirm same by countersigning a counterpart copy of this letter in the space provided and returning it via facsimile to our counsel, Solomon, Fornari, Weiss & Moskowitz, P.C., attention Stephen A. Weiss (fax no. 212-246-2561), by Tuesday, November 7, 1995.

         In the event that you do not return this letter agreement to our counsel by November 7, 1995, the Company will be unable to fulfill its obligations under the Agreement and, therefore, pursuant to Section 7 of the Agreement, the Company's offer of the Subject Shares to you shall be withdrawn.


                                                 Very truly yours,

                                                 CONQUEST INDUSTRIES INC.



                                                 By:
                                                    -------------------------
                                                    Jerry Karlik
                                                    Chief Financial Officer


Acknowledged, Confirmed
and Agreed To:



-------------------------------------
               Carl Vogt

                            CONQUEST INDUSTRIES INC.
                           6400 WEST GROSS POINT ROAD
                             NILES, ILLINOIS  60714





                                        As of October 31, 1995



Mr. Stephen R. Feldman
c/o Feldman Radin & Co., P.C.
805 Third Avenue
New York, New York  10019


                                  RE:      CONQUEST INDUSTRIES INC.
                                           EXCHANGE OF INDEBTEDNESS FOR SHARES
                                           OUR FILE NO. 4491.02


Dear Mr. Feldman:


         Reference is made to that certain letter agreement, dated September __, 1995, by and between Conquest Industries Inc. (the "Company") and yourself (the "Agreement"), whereby you agreed to exchange $87,000 of Company indebtedness due you for an aggregate of 43,500 shares of the Company's common stock, which shares the Company agreed to register under the Securities Act of 1933, as amended (the "Act"). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Agreement.

         By execution of this letter agreement you hereby agree to amend the Agreement as follows:

         1. Section 3 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 3:

             "Your agreement to purchase all or any portion of the Subject Shares, as evidenced by your execution of this letter, shall be irrevocable."

         2. Section 4 of the Agreement is hereby deleted in its entirety and replaced by the following new Section 4:

             "Certificates representing the Subject Shares shall be issued to you promptly upon your execution of this

             Agreement, as amended. Such Subject Shares shall initially bear a legend indicating that such shares are restricted securities under the Act."

         If you are in accord with the foregoing, then the Company respectfully requests that you confirm same by countersigning a counterpart copy of this letter in the space provided and returning it via facsimile to our counsel, Solomon, Fornari, Weiss & Moskowitz, P.C., attention Stephen A. Weiss (fax no. 212-246-2561), by Tuesday, November 7, 1995.

         In the event that you do not return this letter agreement to our counsel by November 7, 1995, the Company will be unable to fulfill its obligations under the Agreement and, therefore, pursuant to Section 7 of the Agreement, the Company's offer of the Subject Shares to you shall be withdrawn.


                                                 Very truly yours,

                                                 CONQUEST INDUSTRIES INC.



                                                 By:
                                                    --------------------------
                                                    Jerry Karlik
                                                    Chief Financial Officer


Acknowledged, Confirmed
and Agreed To:



-------------------------------------
         Stephen R. Feldman

                           FORM OF 12% EXCHANGE NOTE

This Note has not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under the provisions of any applicable state securities laws, but has been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the 1933 Act, and under any applicable state securities laws. This Note may not be sold, pledged, transferred or assigned except in a transaction which is exempt under provisions of the 1933 Act and any applicable state securities laws or pursuant to an effective registration statement; and in the case of an exemption, only if the Company has received an opinion of counsel satisfactory to the Company that such transaction does not require registration of this Note.

                            CONQUEST INDUSTRIES INC.


__________, 1995                                                       $_______

                      AMENDED AND RESTATED PROMISSORY NOTE


                 CONQUEST INDUSTRIES INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to
______________________   or registered assigns (the "Holder"), on October 1,
1996 (the "Maturity Date"), at the principal offices of the Company, the principal sum of ____________________ ($______) Dollars in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on the outstanding principal balance hereof at the rate of twelve (12%) percent per annum from 1995 until the Company's obligation with respect to the payment of such principal sum shall be discharged as herein provided. Interest shall be payable quarterly commencing January 1, 1996 and shall accrue and be payable in like coin or currency to the Holder hereof at the principal offices of the Company. In the event that for any reason whatsoever any interest or other consideration payable with respect to this Note shall be deemed to be usurious by a court of competent jurisdiction under the laws of the State of New York or the laws of any other state governing the repayment hereof, then so much of such interest or other consideration as shall be deemed to be usurious shall be held by the holder as security for the repayment of the principal amount hereof and shall otherwise be waived.

             1.       Transfers of Note to Comply with the 1933 Act

                 The Holder agrees that this Note may not be sold, transferred, pledged, hypothecated or otherwise disposed of, in whole or in part, except as follows: (a) to a person who, in the opinion of counsel to the Company, is a person to whom the Note may legally be transferred without registration and without delivery of a current prospectus under the Securities Act of 1933, as amended (the "1933 Act") with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 1 with respect to any resale or other disposition of the Note; or (b) to any person who complies with the provisions of this Section 1 with respect to any resale or other disposition of the Note; or (c) to any person upon delivery of a prospectus then meeting the requirements of the 1933 Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

                 2.       Prepayment

                 The principal amount of this Note may be prepaid by the Company, in whole or in part without premium or penalty, at any time and from time to time. Upon any prepayment of the entire principal amount of this Note, all accrued but unpaid interest shall be paid to the Holder on the date of prepayment.

                 3.       Covenants of Company

                          (a)     The Company covenants and agrees that, so
long as this Note shall be outstanding, the Company will:

                                  (i)      Promptly pay and discharge all
lawful taxes, assessments and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property before same shall become a lien upon the Company's assets or property, as well as all lawful claims for labor, materials and supplies which, if unpaid, would become a lien or charge upon such properties or any part thereof; provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested;

                                  (ii)     Do or cause to be done all things
necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company as its counsel may advise;

                                  (iii)    At all times maintain, preserve,
protect and keep its property used and useful in the conduct of its business so that the business carried on in connection therewith may be properly and advantageously conducted in the ordinary course at all times;

                                  (iv)     Keep adequately insured, by
financially sound insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations; and

                                  (v)      At all times keep true and correct
books, records and accounts.

                 4.       Events of Default

                          (a)     This Note shall become due and payable
immediately upon any of the following events, herein called "Events of Default":

                                  (i)      Default in the payment of the
principal or accrued interest on this Note, when and as the same shall become due and payable, whether by acceleration or otherwise;

                                  (ii)     Default in the due observance or
performance of any covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof, if such default shall continue uncured for 10 days after written notice, specifying such default, shall have been given to the Company by the Holder;

                                  (iii)    Material default in the payment of
any principal or interest due in connection with any secured or institutional indebtedness now or hereafter due and owing by the Company;

                                  (iv)     The entry of a final judgment,
arbitration award or order against the Company in an amount exceeding $100,000 which judgment remains unsatisfied for thirty (30) days after the date of such entry;

                                  (v)      Application for, or consent to, the
appointment of a receiver, trustee or liquidator for the Company or of its property;

                                 (vi)     Admission in writing of the Company's
inability to pay its debts as they mature;

                                  (vii)  General assignment by the Company for
the benefit of creditors;

                                  (viii)  Filing by the Company of a voluntary
petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors; or

                                  (ix)     Entering against the Company of a
court order approving a petition filed against it under the federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within 60 days.

                          (b)     The Company agrees that it shall give notice
to the Holder at his or her registered address, by certified mail, of the occurrence of any Event of Default within five (5) days after such Event of Default shall have occurred.

                          (c)     In case any one or more of the Events of
Default specified above shall happen or be continuing, the Holder may proceed to protect and enforce his or her right by suit in the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable rights as such Holder may have.

                 5.       Miscellaneous

                          (a)     This Note has been issued by the Company
pursuant to authorization of the Board of Directors of the Company.

                          (b)     The Company may consider and treat the person
in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. Subject to the limitations herein stated, the registered owner of this Note shall have the right to transfer this Note by assignment, and the transferee thereof shall, upon his or her registration as owner of this Note, become vested with all the powers and rights of the transferor. Registration of any new owners shall take place upon presentation of this Note to the Company at its principal offices, together with a duly authenticated assignment. In case of transfer by operation of law, the transferee shall notify the Company of such transfer and of his or her address, and shall submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of the Note not registered at the time of sending the communication.

                          (c)     Payments of interest shall be made as
specified above to the registered owner of this Note. Payment of principal shall be made to the registered owner of this Note upon presentation of this Note after maturity. No interest shall be due on this Note for such period of time that may elapse between the maturity of this Note and its presentation for payment.

                          (d)     The Holder shall not, by virtue hereof, be
entitled to any rights of a stockholder of the Company, whether at law or in equity, and the rights of the Holder are limited to those expressed in this Note.

                          (e)     Upon receipt by the Company of evidence
reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver a new Note of like tenor and date. Any such new Note executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Note so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

                          (f)     This Note shall be construed and enforced in
accordance with the laws of the State of New York. The Company and the Holder hereby consent to the jurisdiction of the Courts of the State of New York and the United States District Courts situated therein in connection with any action concerning the provisions of this Note instituted by the Holder against the Company.

                          (g)     No recourse shall be had for the payment of
the principal or interest of this Note against any incorporator or any past, present or future stockholder, officer, director, agent or attorney of the Company, or of any successor corporation, either directly or through the Company or any successor corporation, or otherwise, all such liability of the incorporators, stockholders, officers, directors, attorneys and agents being waived, released and surrendered by the Holder hereof by the acceptance of this Note.

                          (h)     The Company shall pay all costs and expenses
incurred by the Holder to enforce       any of the provisions of this Note,
including reasonable attorneys' fees and other expenses of collection.

                 6.       Replacement of Old Note

                          This Note replaces, amends and restates in its
entirety the 10% Convertible Promissory Note(s) due October 1, 1996 (the "Old Note(s)") issued in November 1994 by the Company to the current Holder in like aggregate principal amount (which Old Note(s) is deemed cancelled upon the Holder's receipt hereof), provided that this Note does not effect a novation of the obligations represented by the Old Note(s).

         IN WITNESS WHEREOF, CONQUEST INDUSTRIES INC., has caused this Note to be signed in its name by its duly appointed officer as of the date first set forth above.

ATTEST:                                            CONQUEST INDUSTRIES INC.


______________________                             By:_________________________